Exhibit 10.2

EXECUTION COPY

WAIVER TO THE CREDIT AGREEMENT

Dated as of April 20, 2009

WAIVER TO THE CREDIT AGREEMENT (this “Amendment”) among Capmark Financial Group Inc., a Nevada corporation (the “Company”), certain subsidiaries of the Company (together with the Company, the “Borrowers” and each a “Borrower”), the financial institutions and other institutional lenders party hereto, and Citibank, N.A., as administrative agent (the “Agent”) for the Lenders.

RECITALS:

(1)           The Borrowers, the financial institutions and other institutional lenders party thereto (the “Lenders”), the Agent and the other agents party thereto have entered into that certain Credit Agreement, dated as of March 23, 2006, as amended by Amendment No. 1 to the Credit Agreement, dated as of April 17, 2007, and Amendment No. 2 to the Credit Agreement, dated as of June 30, 2008 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)           The Borrowers have requested that the Lenders agree to waive certain provisions of the Credit Agreement as set forth herein.

(3)           Pursuant to subsection 10.1(a) of the Credit Agreement, the Majority Lenders may, or, with the written consent of the Majority Lenders, the Agent may, from time to time, enter into with the Borrowers, written amendments, supplements or modifications to the Credit Agreement for the purpose of waiving any provisions to the Credit Agreement

(4)           The Majority Lenders have agreed, subject to the terms and conditions stated below, to waive the Credit Agreement as set forth herein.

SECTION 1.           WAIVER TO CREDIT AGREEMENT

(a)           Subject to the satisfaction of the conditions precedent set forth in Section 2, the Agent and the Majority Lenders hereby waive, solely for the period commencing on the date hereof through May 8, 2009 at 5:00 p.m. EDT (the “Waiver Termination Date”), (i) any Default arising directly from the Company’s failure to furnish to the Lenders, (x) pursuant to the terms of Section 5.1(a) of the Credit Agreement, a copy of the audited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of fiscal year 2008 and the related audited consolidated statements of income and retained earnings and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, (y) the certificates required pursuant to Sections 5.2(a) and (b) of the Credit Agreement and (z) any notice pursuant to Section 5.3 of the Credit Agreement with respect to the Financial Covenant Non-Compliance Event of Default (the “Reporting Non-Compliance Default”), and (ii) any Event of Default arising directly from the Company’s failure to maintain, pursuant to Section 6.1 of the Credit Agreement, the Total Consolidated Indebtedness at the last day of each of the fiscal quarters ended December 31, 2008 and March 31, 2009 to Total Capitalization at such dates at a ratio not greater than 0.87 to 1.0, in each case without giving effect to ARB51, FIN 46(R) or FAS 66 in each case in relation to the Company’s affordable tax credit syndication business (the “Financial Covenant Non-Compliance Event of Default”).

(b)           Until the Waiver Termination Date, the Majority Lenders hereby agree to forbear (and instruct the Agent to forbear) from exercising any right or remedy under the Credit Agreement as a result of the occurrence and continuance of a Default arising from the Reporting Non-Compliance Default and any Event of Default arising from the Financial Covenant Non-Compliance Event of Default.

(c)           On the Waiver Termination Date, without any further action by the Agent and the Majority Lenders, all of the terms and provisions set forth in the Credit Agreement with respect to any Default or Event of Default thereunder that is waived hereunder and not cured prior to the Waiver Termination Date shall have the same force and effect as if this Waiver had not been entered into by the parties hereto, and the Agent and the Majority Lenders shall have all of the rights and remedies afforded to them under the Credit Agreement with respect to any such Default or Event of Default as though no waiver had been granted by them hereunder.  Notwithstanding anything contained herein to the contrary, the foregoing waivers are not intended and shall not be deemed or construed to constitute a waiver of any other Default or Event of Default that hereafter may occur under Credit Agreement or to establish a custom or course of dealing among the Borrowers, the other Loan Parties, the Agent, the Majority Lenders or any of them.  Except as specifically set forth herein, the Agent and the Majority Lenders hereby expressly reserve all of their rights and remedies under the Credit Agreement, the other Loan Agreements and applicable law.

SECTION 2.           CONDITIONS OF EFFECTIVENESS

This Waiver shall become effective as of the date first above written when, and only when, the following conditions have been satisfied:

(a)           the Agent shall have received counterparts of this Waiver executed by the Company, the other Borrowers, the Majority Lenders, and/or, as to any such Majority Lender, advice satisfactory to the Agent that such Lender has executed this Waiver;

(b)           the Agent shall have received a certificate of the Secretary or Assistant Secretary of the Company, in form and substance satisfactory to the Agent, which certificate shall (i) certify as to the incumbency and signature of the officers of the Company executing this Waiver (with the President, a Vice President, the Secretary or Assistant Secretary of the Company attesting to the incumbency and signature of the Secretary or Assistant Secretary providing such certificate), (ii) have attached to it a true and correct copy of the resolutions of the Board of Directors of the Company, which resolutions shall authorize the execution, delivery and performance of this Waiver, and (iii) certify that, as of the date of such certificate (which shall not be earlier than the date hereof), none of such resolutions shall have been amended, supplemented, modified, revoked or rescinded;

(c)           each Guarantor has executed and delivered a consent in the form of Annex A hereto;

(d)           the Agent shall have received satisfactory evidence that Amendment No. 6 and Waiver to the Bridge Facility dated as of the date hereof shall have become effective;

(e)           the Agent shall have received a waiver fee for the account of each Lender that has executed and delivered a signature page to this Waiver in an amount equal to 0.05% of the aggregate principal amount of such Lender’s outstanding Loans on the date of this Waiver;  and

(f)            all other fees and expenses of the Agent and the Lenders (including all reasonable fees and expenses of counsel to the Agent), to the extent invoiced prior to the date hereof, shall have been paid.

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SECTION 3.           CONFIRMATION OF REPRESENTATIONS AND WARRANTIES

(a)           Each of the Company and each Borrower hereto hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement (to the extent relating to such Loan Party) are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Waiver, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

SECTION 4.           AFFIRMATION OF THE COMPANY AND THE BORROWERS

The Company and each Borrower hereby consents to the waiver to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver, the obligations of the Company and each such Borrower contained in the Credit Agreement, as amended hereby, or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 5.           REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS

(a)           On and after the effectiveness of this Waiver, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Waiver.

(b)           The Credit Agreement, the Notes and each of the other Loan Documents, as specifically modified by this Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

SECTION 6.           COSTS, EXPENSES

The Borrowers agree to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Waiver and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of subsection 10.5 of the Credit Agreement.

SECTION 7.           EXECUTION IN COUNTERPARTS

This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Waiver by telecopier or in “pdf” or similar format by electronic mail shall be effective as delivery of a manually executed counterpart of this Waiver.

SECTION 8.           GOVERNING LAW

This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CAPMARK FINANCIAL GROUP INC., as the Company

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	Chief Financial Officer, Executive Vice President

CAPMARK Credit Agreement - Waiver

Signature Page

CAPMARK CANADA LIMITED,
as a Borrower

By:	/s/ Michael I. Lipson
	Name:	Michael I. Lipson
	Title:	Executive Vice President

CAPMARK BANK EUROPE, PUBLIC COMPANY,
as a Borrower

By:	/s/ Martin Thornton
	Name:	Martin Thornton
	Title:	Secretary

CAPMARK EI IRELAND LIMITED,
as a Borrower

By:	/s/ Martin Thornton
	Name:	Martin Thornton
	Title:	Secretary

CAPMARK IRELAND LIMITED,
as a Borrower

By:	/s/ Martin Thornton
	Name:	Martin Thornton
	Title:	Secretary

CAPMARK Credit Agreement - Waiver

Signature Page

CAPMARK AB NO. 2 LIMITED,
as a Borrower

By:	/s/ Martin Thornton
	Name:	Martin Thornton
	Title:	Secretary

CAPMARK FINANCE INC.,
as a Borrower

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	President

SJM CAP, LLC,
as a Borrower

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	President

CAPMARK BANK,
as a Borrower

By:	/s/ Steven J. Nielsen
	Name:	Steven J. Nielsen
	Title:	President

CAPMARK FUNDING JAPAN, K.K.,
as a Borrower

By:	/s/ Allen Todd Atchley
	Name:	Allen Todd Atchley
	Title:	Representative Director

CAPMARK Credit Agreement - Waiver

Signature Page

CAPMARK JAPAN, K.K., as a Borrower

By:	/s/ Katsuyoshi Dobashi
	Name:	Katsuyoshi Dobashi
	Title:	Representative Director

CAPMARK Credit Agreement - Waiver

Signature Page

CITIBANK, N.A., as Administrative Agent

By:	/s/ Michael Schadt
	Name:	Michael Schadt
	Title:	Director

CAPMARK Credit Agreement - Waiver

Signature Page

Goldman Sachs Mortgage Company, as a Majority Lender

By:	/s/ Mark J. Buono
	Name:	Mark J. Buono
	Title:	Vice President

CAPMARK Credit Agreement - Waiver

Majority Lender Signature Page

Silver Oak Capital, LLC, as a Majority Lender

By:	/s/ Thomas M. Fuller
	Name:	Thomas M. Fuller
	Title:	Authorized Signatory

CAPMARK Credit Agreement - Waiver

Signature Page

Goldman Sachs Lending Partners LLC, as a Majority Lender

By:	/s/ Caroline Benton
	Name:	Caroline Benton
	Title:	Authorized Signatory

CAPMARK Credit Agreement - Waiver

Signature Page

Goldman Sachs Canada Credit Partners Co., as a Majority Lender

By:	/s/ Caroline Benton
	Name:	Caroline Benton
	Title:	Vice President

CAPMARK Credit Agreement - Waiver

Signature Page

Bank of America N.A., as a Majority Lender

By:	/s/ Richard D. Fainman
	Name:	Richard D. Fainman
	Title:	S.V.P.

CAPMARK Credit Agreement - Waiver

Signature Page

JP Morgan Chase,
as a Majority Lender

By:	/s/ John J. Coffey
	Name:	John J. Coffey
	Title:	Managing Director

CAPMARK Credit Agreement - Waiver

Signature Page

Credit Suisse, Cayman Islands Branch,
as a Majority Lender

By:	/s/ Didier Siffer
	Name:	Didier Siffer
	Title:	Managing Director

By:	/s/ Graham Lawrence
	Name:	Graham Lawrence
	Title:	Vice President

CAPMARK Credit Agreement - Waiver

Signature Page

The Bank of Nova Scotia,
as a Majority Lender

By:	/s/ Steven S. Kerr
	Name:	Steven S. Kerr
	Title:	Managing Director

CAPMARK Credit Agreement - Waiver

Signature Page

The Royal Bank of Scotland,
as a Majority Lender

By:	/s/ Alan Ferguson
	Name:	Alan Ferguson
	Title:	Head of Global Restructuring Group, North America

CAPMARK Credit Agreement - Waiver

Signature Page

Goldman Sachs Credit Partners, L.P.,
as a Majority Lender

By:	/s/ Caroline Benton
	Name:	Caroline Benton
	Title:	Authorized Signatory

CAPMARK Credit Agreement - Waiver

Signature Page

Deutsche Bank AG, New York,
as a Majority Lender

By:	/s/ Emile Van den Bol
	Name:	Emile Van den Bol
	Title:	Managing Director

By:	/s/ R. Chris Jones
	Name:	R. Chris Jones
	Title:	Director

CAPMARK Credit Agreement - Waiver

Signature Page

CITIC Ka Wah Bank, Ltd. New York Branch,
as a Majority Lender

By:	/s/ Wayne D. Kramen
	Name:	Wayne D. Kramen
	Title:	FVP

CAPMARK Credit Agreement - Waiver

Signature Page

Royal Bank of Canada,
as a Majority Lender

By:	/s/ Leslie P. Vowell
	Name:	Leslie P. Vowell
	Title:	Attorney-in-Fact

CAPMARK Credit Agreement - Waiver

Signature Page

CCP Credit Acquisition Holdings, LLC, as a Majority Lender

By:	/s/ Jed Hart
	Name:	Jed Hart
	Title:	Sr. Managing Director

CAPMARK Credit Agreement - Waiver

Signature Page

GoldenTree Credit Opportunities Financing I, Limited
By: GoldenTree Asset Management, LP, as a Majority Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director-Bank Debt

CAPMARK Credit Agreement - Waiver

Signature Page

GoldenTree High Yield Value Master Fund, L.P.
By: GoldenTree Asset Management, LP, as a Majority Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director-Bank Debt

CAPMARK Credit Agreement - Waiver

Signature Page

GoldenTree Master Fund II, Ltd.
By: GoldenTree Asset Management, LP, as a Majority Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director-Bank Debt

CAPMARK Credit Agreement - Waiver

Signature Page

GoldenTree Master Fund, Ltd.
By: GoldenTree Asset Management, LP, as a Majority Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director-Bank Debt

CAPMARK Credit Agreement - Waiver

Signature Page

GoldenTree ZOCH Trust
By: GoldenTree Asset Management, LP, as a Majority Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director-Bank Debt

CAPMARK Credit Agreement - Waiver

Signature Page

GoldenTree Leverage Loan Financing I, Ltd.
By: GoldenTree Leverage Loan Manager, LLC, as a Majority Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director-Bank Debt

CAPMARK Credit Agreement - Waiver

Signature Page

GoldenTree Asset Management Lux Sarl, as a Majority Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director-Bank Debt

CAPMARK Credit Agreement - Waiver

Signature Page

Hua Nan Commercial Bank, Ltd. New York Agency, as a Majority Lender

By:	/s/ Henry Hsieh
	Name:	Henry Hsieh
	Title:	Assistant Vice President

CAPMARK Credit Agreement - Waiver

Signature Page

Sumitomo Mitsui Banking Corporation, as a Majority Lender

By:	/s/ Yoshihiro Hyakutome
	Name:	Yoshihiro Hyakutome
	Title:	General Manager

CAPMARK Credit Agreement - Waiver

Signature Page

Scotiabanc Inc., as a Majority Lender

By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

CAPMARK Credit Agreement - Waiver

Signature Page

Credit Suisse Loan Funding LLC, as a Majority Lender

By:	/s/ Robert Franz
	Name:	Robert Franz
	Title:	Managing Director

By:	/s/ Kenneth Hoffman
	Name:	Kenneth Hoffman
	Title:	Managing Director

CAPMARK Credit Agreement - Waiver

Signature Page

Lehman Brothers Holdings, Inc., as a Majority Lender

By:	/s/ Douglas J. Lambert
	Name:	Douglas J. Lambert
	Title:	S.V.P.

CAPMARK Credit Agreement - Waiver

Signature Page

Wachovia Bank, N.A., as a Majority Lender

By:	/s/ Vanessa N. Rodriguez
	Name:	Vanessa N. Rodriquez
	Title:	Assistant Vice President

CAPMARK Credit Agreement - Waiver

Signature Page

Deutsche Bank AG Cayman Islands Branch, By: DB Services New Jersey, Inc. as a Majority Lender

By:	/s/ Angeline Quintana
	Name:	Angeline Quintana
	Title:	Assistant Vice President

By:	/s/ Deidre D. Cesario
	Name:	Deidre D. Cesario
	Title:	Assistant Vice President

CAPMARK Credit Agreement - Waiver

Signature Page

CONSENT

Reference is made to the Credit Agreement, dated as of March 23, 2006, as amended by Amendment No. 1 to the Credit Agreement, dated as of April 17, 2007, and Amendment No. 2 to the Credit Agreement, dated as of June 30, 2007, among Capmark Financial Group Inc. (the “Company”), certain subsidiaries of the Company, the financial institutions and other institutional lenders party thereto, Citibank, N.A., as administrative agent for the Lenders and the other agents party thereto (such Credit Agreement, as so amended, the “Credit Agreement”).

Each of the undersigned confirms and agrees that notwithstanding the effectiveness of the foregoing Waiver to the Credit Agreement dated as of April 20, 2009, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by the Waiver to the Credit Agreement (in each case, as defined therein).

COMMERCIAL EQUITY INVESTMENTS, INC., as a Guarantor

By:	/s/ Anne E. Kelly
	Name:	Anne E. Kelly
	Title:	Treasurer

CAPMARK CAPITAL INC., as a Guarantor

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	President

NET LEASE ACQUISITION LLC, as a Guarantor

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	President

CAPMARK Credit Agreement - Waiver

Guarantor Consent

CAPMARK FINANCE INC., as a Guarantor

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	Chief Financial Officer, Executive Vice President

CAPMARK INVESTMENTS LP, as a Guarantor

By:	/s/ Barry S. Gersten
	Name:	Barry S. Gersten
	Title:	President

MORTGAGE INVESTMENTS, LLC, as a Guarantor

By:	/s/ Jay N. Levine
	Name:	Jay N. Levine
	Title:	President

SJM CAP, LLC, as a Guarantor

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	President

CRYSTAL BALL HOLDING OF BERMUDA LIMITED, as a Guarantor

By:	/s/ Peter A. Widmann
	Name:	Peter A. Widmann
	Title:	President

CAPMARK Credit Agreement - Waiver

Guarantor Consent